UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 13, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On March 15, 2023, Potomac Electric Power Company entered into a Bond Purchase Agreement (the Pepco Purchase Agreement) with certain institutional investors. See Item 2.03 below for a description of the bonds issued by Pepco pursuant to the Pepco Purchase Agreement on September 13, 2023.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On March 15, 2023, Pepco entered into the Pepco Purchase Agreement for the offer and sale of (i) $85 million aggregate principal amount of its First Mortgage Bonds, 5.30% Series due March 15, 2033, (ii) $100 million aggregate principal amount of its First Mortgage Bonds, 5.35% Series due September 13, 2033 (the Subsequent Pepco Bonds), (iii) $40 million aggregate principal amount of its First Mortgage Bonds, 5.40% Series due March 15, 2038, and (iv) $125 million aggregate principal amount of its First Mortgage Bonds, 5.57% Series due March 15, 2053. The form of the Subsequent Pepco Bonds is incorporated by reference as Exhibit 4.1.

The Subsequent Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Subsequent Pepco Bonds occurred on September 13, 2023. Pepco intends to apply the proceeds of the sale of the Subsequent Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The Subsequent Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (the Pepco Supplemental Indenture), establishing the terms of the Subsequent Pepco Bonds. A copy of the Pepco Supplemental Indenture was filed as Exhibit 4.6 to Pepco’s Current Report on Form 8-K filed with the SEC on March 15, 2023 and is incorporated by reference herein.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by Pepco of the Subsequent Pepco Bonds.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated March 15, 2023 among Potomac Electric Power Company and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 15, 2023, Exhibit 1.3)
4.1	Form of Subsequent Pepco Bonds (incorporated by reference to Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (File No. 001-01072, Form 8-K dated March 15, 2023, Exhibit 4.6)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Pepco include those factors discussed herein as well as the items discussed in (1) Pepco’s 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial

Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) Pepco's Second Quarter 2023 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by Pepco.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Pepco undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company
September 13, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 15, 2023 among Potomac Electric Power Company and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 15, 2023, Exhibit 1.3)
4.1	Form of Subsequent Pepco Bonds (incorporated by reference to Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2023 (File No. 001-01072, Form 8-K dated March 15, 2023, Exhibit 4.6)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.